Dreyfus
Growth Opportunity
Fund, Inc.


ANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth Opportunity Fund, Inc., covering the 12-month period from March 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The  past  year  has  been  generally  rewarding  for  investors in U.S. stocks.
Although for most of the reporting period, the market' s advance was led primarily by technology stocks in a fast-growing economy, other market sectors produced good results during the fourth quarter of 1999. As a result, by the end of 1999, most major stock market indices had hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

During the first two months of 2000, however, the large-cap sector of the stock market corrected substantially, and small- and mid-cap stocks generally outperformed large-capitalization stocks. Retail-, media- and housing-related companies were particularly hard-hit, primarily because of their significant exposure to the adverse effects of rising interest rates. On the other hand, health care and electric utility stocks have gained strength so far in 2000 after suffering declines during 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Growth Opportunity Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark

For the 12-month period ended February 29, 2000, Dreyfus Growth Opportunity Fund, Inc. produced a total return of 16.63%.(1) This compares with the 11.73% return provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), for the same period.(2)

We attribute the fund' s performance to an especially strong environment for growth investing during the past year. In particular, the fund's positive performance can be attributed to its technology exposure, an area in which the portfolio benefited from some very good stock selections. The fund also realized significant gains from its stock selection within the consumer staples sector.

What is the fund's investment approach?

The fund invests in growth and value stocks, including stocks that exhibit characteristics of both investment styles. We begin with a proprietary computer model that identifies suitable candidates for the fund. We then reduce that list of names by conducting fundamental research, and meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive changes in the company's corporate structure or market perception.

What other factors influenced the fund's performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

That said, the predominant factor positively influencing performance during the reporting period was the strong gains achieved by technology stocks relative to the overall stock market. To illustrate this point more clearly, during the past six months the technology-laden Nasdaq rose 71% while the Dow Jones Industrial Average, an index that tracks 30 actively traded blue chip stocks and is a
leading   barometer   of   overall   stock   market   performance,  fell  6.4%.

We believe there are several reasons for the strong gains achieved within the technology sector during the past year. First, individual investors have shown a preference for technology stocks, most likely due to the compelling returns they previously earned from their investments in that sector. In a momentum-driven market, such as the one we've seen this past year, those stocks that performed best attracted the most investors, which caused the stocks to perform even better, causing a cyclical pattern.

Second, media focus on the so-called "new economy" has heightened interest in technology investing. The new economy is thought to be driven in part by the revolution in information technology, which has resulted in an even greater interest in technology stocks. Finally, technology has largely been credited with increasing productivity in the U.S. by allowing companies to gain access to information more quickly, which helps to reduce costs and inventories.

What is the fund's current strategy?

While the fund is primarily a large-cap fund, we are not limited to stocks within a specific market capitalization range. As a result, we have begun to reduce our exposure to the largest stocks in favor of some mid- and small-capitalization securities. In part, this move was made in recognition of the value and growth characteristics that we believe small-capitalization stocks contain. As valuations of many large-cap stocks rose, the valuations of many mid- and small-cap stocks fell, making them better investment opportunities in our view, at the current time. Of course, portfolio composition can change at any time.


Furthermore, we have maintained our exposure to the technology sector, carefully selecting those stocks that we believe offer the best growth prospects at the most reasonable valuations. As of February 29, 2000, approximately 50% of the
fund'   s    total    assets    were    invested    in    technology   stocks.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth Opportunity Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Inde
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/29/00

                                          Inception                                                                  From

                                            Date             1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                       2/4/72            16.63%            18.37%             12.68%            12.13%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH OPPORTUNITY FUND, INC. ON 2/4/72 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/72 IS USED AS THE BEGINNING VALUE ON 2/4/72. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

February 29, 2000

COMMON STOCKS--97.2%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.1%

McGraw-Hill Cos.                                                                                  8,200                  417,175

COMPUTER SERVICES--.5%

LSI Logic                                                                                        40,900  (a)           2,620,156

CONSUMER DURABLES--1.0%

Eastman Kodak                                                                                    12,800                  733,600

Ford Motor                                                                                       50,000                2,081,250

General Motors                                                                                   25,400                1,931,987

                                                                                                                       4,746,837

CONSUMER NON-DURABLES--4.3%

Anheuser-Busch Cos.                                                                              19,200                1,231,200

Coca-Cola                                                                                       102,600                4,969,688

Estee Lauder Cos.                                                                                51,500                2,233,812

Gillette                                                                                         44,600                1,572,150

Kimberly-Clark                                                                                   22,600                1,168,137

PepsiCo                                                                                          67,000                2,160,750

Procter & Gamble                                                                                 55,000                4,840,000

Seagram                                                                                          40,000                2,350,000

                                                                                                                      20,525,737

CONSUMER SERVICES--4.4%

CBS                                                                                              46,592  (a)           2,775,136

Cendant                                                                                         111,000  (a)           1,977,187

Comcast, Cl. A                                                                                   35,400                1,504,500

Disney (Walt)                                                                                   123,800                4,147,300

McDonald's                                                                                       55,800                1,761,188

MediaOne Group                                                                                   25,700                2,017,450

Time Warner                                                                                      52,300                4,471,650

Viacom, Cl. B                                                                                    42,500  (a)           2,369,375

                                                                                                                      21,023,786

ELECTRONIC TECHNOLOGY COMPONENTS--19.6%

Applied Materials                                                                                33,800  (a)           6,183,287

Cisco Systems                                                                                   173,600  (a)          22,947,750

Flextronics International                                                                        90,000  (a)           5,478,750

Gemstar International Group                                                                      61,800  (a)           4,689,075

Intel                                                                                           170,400               19,255,200

JDS Uniphase                                                                                     21,400                5,641,575

Lucent Technologies                                                                             161,000                9,579,500

Nortel Networks                                                                                  80,100                8,931,150

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY COMPONENTS (CONTINUED)

Qualcomm                                                                                         41,900  (a)           5,968,131

Texas Instruments                                                                                36,000                5,994,000

                                                                                                                      94,668,418

ELECTRONIC TECHNOLOGY HARDWARE--12.2%

Apple Computer                                                                                    6,500  (a)             745,063

Boeing                                                                                          125,400                4,624,125

Compaq Computer                                                                                  70,000                1,741,250

Dell Computer                                                                                   156,100  (a)           6,370,831

EMC                                                                                              62,500  (a)           7,437,500

Hewlett-Packard                                                                                  62,500                8,406,250

International Business Machines                                                                  73,500                7,497,000

Lexmark International Group, CL. A                                                                  700  (a)              83,475

Motorola                                                                                         43,200                7,365,600

Nokia Oyj, ADR                                                                                   23,400                4,640,512

Sun Microsystems                                                                                 96,200  (a)           9,163,050

United Technologies                                                                              20,300                1,034,031

                                                                                                                      59,108,687

ENERGY MINERALS--4.7%

Atlantic Richfield                                                                               13,200                  937,200

BP Amoco, ADS                                                                                    39,800                1,870,600

Chevron                                                                                          27,000                2,016,563

Conoco, Cl. B                                                                                    59,089                1,163,314

Exxon Mobil                                                                                     142,550               10,735,797

Royal Dutch Petroleum, ADR                                                                       90,200                4,735,500

Santa Fe International                                                                           42,700                1,224,956

                                                                                                                      22,683,930

FINANCE--9.2%

American Express                                                                                 27,800                3,730,412

American International Group                                                                     62,975                5,569,352

Bank of America                                                                                  82,000                3,777,125

Bank of New York                                                                                 46,900                1,562,356

Chase Manhattan                                                                                  51,500                4,100,687

Citigroup                                                                                       208,000               10,751,000

Goldman Sachs Group                                                                              22,200                2,053,500

Merrill Lynch                                                                                    15,200                1,558,000

Morgan (J.P.)                                                                                    11,100                1,232,100


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                                 68,600                4,832,013

Schwab (Charles)                                                                                 46,000                1,923,375

UnionBanCal                                                                                      34,600                1,111,525

Wells Fargo Co.                                                                                  67,500                2,231,719

                                                                                                                      44,433,164

HEALTH SERVICES--.2%

Columbia/HCA Healthcare                                                                          50,700                  979,143

HEALTH TECHNOLOGY--7.9%

Abbott Laboratories                                                                              31,400                1,028,350

American Home Products                                                                           54,000                2,349,000

Amgen                                                                                            61,000                4,159,437

Biogen                                                                                           12,800                1,381,600

Bristol-Myers Squibb                                                                             81,700                4,641,581

Johnson & Johnson                                                                                57,200                4,104,100

Lilly (Eli)                                                                                      21,500                1,277,906

Merck & Co.                                                                                      96,000                5,910,000

Pfizer                                                                                          160,100                5,143,213

Pharmacia & Upjohn                                                                               10,700                  509,587

Schering-Plough                                                                                  59,900                2,089,013

Warner-Lambert                                                                                   35,000                2,994,688

Watson Pharmaceutical                                                                            69,900  (a)           2,796,000

                                                                                                                      38,384,475

INDUSTRIAL SERVICES--.4%

BJ Services                                                                                       1,100  (a)              62,768

Schlumberger                                                                                     23,000                1,699,125

                                                                                                                       1,761,893

NON-ENERGY MINERALS--.6%

Alcoa                                                                                            36,800                2,520,800

Weyerhaeuser                                                                                      9,600                  492,600

                                                                                                                       3,013,400

PROCESS INDUSTRIES--1.5%

Dow Chemical                                                                                      9,100                  987,350

duPont (E.I.) deNemours                                                                          42,870                2,164,935

Fort James                                                                                        8,900                  167,431

International Paper                                                                              56,300                2,072,544

PPG Industries                                                                                      900                   44,438

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Rohm & Haas                                                                                      32,300                1,304,113

Union Carbide Corp                                                                                5,400                  289,913

                                                                                                                       7,030,724

PRODUCER MANUFACTURING--5.4%

General Electric                                                                                156,600               20,700,563

Honeywell                                                                                        31,862                1,533,359

Minnesota Mining & Manufacturing                                                                 16,700                1,471,688

Tyco International                                                                               68,700                2,606,306

                                                                                                                      26,311,916

RETAIL TRADE--5.3%

Gap                                                                                              53,150                2,567,809

Home Depot                                                                                      117,350                6,784,297

Lowes                                                                                            22,000                1,047,750

Staples                                                                                         102,600  (a)           2,770,200

Target                                                                                           18,200                1,073,800

Wal-Mart Stores                                                                                 235,600               11,470,775

                                                                                                                      25,714,631

TECHNOLOGY SERVICES--10.2%

America Online                                                                                   90,800                5,357,200

BroadVision                                                                                      24,600  (a)           6,213,038

Computer Associates International                                                                22,000                1,414,875

eBay                                                                                             10,600  (a)           1,519,775

Electronic Data Systems                                                                          39,000                2,525,250

Microsoft                                                                                       216,100  (a)          19,313,938

Oracle                                                                                          125,000                9,281,250

PSINET                                                                                           74,800  (a)           3,468,850

                                                                                                                      49,094,176

UTILITIES--9.7%

AES                                                                                              39,300  (a)           3,293,831

AT&T                                                                                            132,688                6,559,763

AT&T--Liberty Media Group, Cl. A                                                                113,000  (a)           5,904,250

BellSouth                                                                                        76,400                3,113,300

Enron                                                                                            30,000                2,070,000

GTE                                                                                              40,000                2,360,000

Global Crossing                                                                                  31,900  (a)           1,487,338

MCI WorldCom                                                                                    115,500  (a)           5,154,188

NEXTEL Communications, Cl. A                                                                     15,300  (a)           2,092,275


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

NEXTLINK Communications, Cl. A                                                                   25,000  (a)           2,754,688

Qwest Communications International                                                                1,300  (a)              60,288

SBC Communications                                                                              140,170                5,326,460

Sprint (FON Group)                                                                               35,600                2,171,600

Sprint (PCS Group)                                                                               36,200  (a)           1,873,350

U S West                                                                                         35,600                2,585,450

                                                                                                                      46,806,781

TOTAL COMMON STOCKS

   (cost $335,457,068)                                                                                               469,325,029
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

5.15%, 3/30/2000                                                                              1,389,000                1,383,222

5.68%, 4/27/2000                                                                              3,459,000                3,428,145

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,811,129)                                                                                                   4,811,367
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $340,268,197)                                                             98.2%              474,136,396

CASH AND RECEIVABLES (NET)                                                                         1.8%                8,720,634

NET ASSETS                                                                                       100.0%              482,857,030

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           340,268,197   474,136,396

Cash                                                                 10,920,640

Receivable for investment securities sold                             8,307,422

Receivable for shares of Common Stock subscribed                        501,266

Dividends receivable                                                    456,593

Prepaid expenses                                                         17,877

                                                                    494,340,194
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           358,161

Payable for investment securities purchased                          10,952,077

Payable for shares of Common Stock redeemed                              86,133

Accrued expenses                                                         86,793

                                                                     11,483,164
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      482,857,030
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     344,244,730

Accumulated undistributed investment income--net                        411,026

Accumulated net realized gain (loss) on investments                   4,333,075

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                         133,868,199
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      482,857,030
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      43,352,181

NET ASSET VALUE, offering and redemption price per share ($)              11.14

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended February 29, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $38,509 foreign taxes withheld at source)     5,014,132

Interest                                                               371,513

TOTAL INCOME                                                         5,385,645

EXPENSES:

Management fee--Note 3(a)                                            3,532,518

Shareholder servicing costs--Note 3(b)                               1,083,035

Directors' fees and expenses--Note 3(c)                                 72,584

Professional fees                                                       57,008

Custodian fees--Note 3(b)                                               42,864

Registration fees                                                       34,281

Prospectus and shareholders' reports                                    29,555

Interest expense--Note 2                                                 7,905

Loan commitment fees--Note 2                                             4,016

Miscellaneous                                                           11,547

TOTAL EXPENSES                                                       4,875,313

INVESTMENT INCOME--NET                                                 510,332
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             12,875,820

Net realized gain (loss) on financial futures                          669,366

NET REALIZED GAIN (LOSS)                                            13,545,186

Net unrealized appreciation (depreciation) on investments           59,520,971

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              73,066,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                73,576,489

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                              ----------------------------------
                                             February 29,        February 28,
                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            510,332           2,995,352

Net realized gain (loss) on investments        13,545,186          69,955,132

Net unrealized appreciation (depreciation)
   on investments                              59,520,971        (26,780,009)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  73,576,489          46,170,475
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (345,766)          (3,072,334)

Net realized gain on investments             (49,715,408)         (19,444,090)

TOTAL DIVIDENDS                              (50,061,174)         (22,516,424)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 388,258,284         427,315,063

Dividends reinvested                           48,371,887          21,694,078

Cost of shares redeemed                     (436,480,907)        (522,033,194)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               149,264          (73,024,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS       23,664,579          (49,370,002)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           459,192,451          508,562,453

END OF PERIOD                                 482,857,030          459,192,451

Undistributed investment income--net              411,026              246,460
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    36,332,414          41,353,693

Shares issued for dividends reinvested          4,694,022           2,139,455

Shares redeemed                              (40,759,872)         (50,515,617)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     266,564          (7,022,469)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Fiscal Year Ended February,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.66          10.15          10.22           9.56          8.67

Investment Operations:

Investment income--net                                            .01            .07            .05            .10           .10

Net realized and unrealized
   gain (loss) on investments                                    1.65            .97           1.39           1.93          2.19

Total from Investment Operations                                 1.66           1.04           1.44           2.03          2.29

Distributions:

Dividends from investment income--net                            (.01)          (.07)          (.07)          (.09)         (.12)

Dividends from net realized gain
   on investments                                               (1.17)          (.46)         (1.22)         (1.28)         (1.26)

Dividends in excess of net realized gain
   on investments                                                  --            --            (.22)            --           (.02)

Total Distributions                                            (1.18)          (.53)          (1.51)         (1.37)         (1.40)

Net asset value, end of period                                 11.14          10.66           10.15          10.22           9.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               16.63          10.57           15.62          22.35          27.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.03            1.04           1.06           1.06           1.04

Ratio of net investment income
   to average net assets                                         .11             .64            .50            .91            .91

Portfolio Turnover Rate                                        86.41          162.98         112.32         137.38         268.40
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Net Assets, end of period ($ x 1,000)                        482,857         459,192        508,562        471,660        419,240

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended February 29, 2000 was approximately $141,370 with a related weighted average annualized interest rate of 5.59%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock, Stroock, & Lavan LLP, counsel to the fund, also includes loan commitment fees) and extraordinary expenses, exceed 11_2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended February 29, 2000, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the fund was charged $754,325 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $222,768 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $42,864 pursuant to the custody agreement.

(C) Each non-affiliated director is a board member of one or more funds comprising a certain group of funds ("Fund Group") within the Dreyfus complex. Effective January 1, 2000, for their participation as a director in a Fund Group, the directors receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

(D) During the period ended February 29, 2000, the fund incurred total brokerage commissions of $701,141, of which $41,742 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 29, 2000, amounted to $396,969,391 and $453,136,171, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 29, 2000, there were no financial futures contracts outstanding.

(B) At February 29, 2000, accumulated net unrealized appreciation on investments was $133,868,199, consisting of $143,695,591 gross unrealized appreciation and $9,827,392 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on March 6, 2000, the Board approved the termination of the fund' s Distribution Agreement with Premier
Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 29, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc. at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

April 3, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.1330 per share as a long-term capital gain distribution of the $.1970 per share paid on December 8, 1999 and also designates $.9810 per share as a long-term capital gain distribution paid on March 31, 1999.

The fund also designates 71.27% of the ordinary dividends paid during the fiscal year ended February 29, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


NOTES

                                                           For More Information

                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   018AR002